Exhibit 10.1

SMITH MICRO SOFTWARE, INC.

NOTE AND WARRANT PURCHASE AGREEMENT

This Note and Warrant Purchase Agreement (this “Agreement”), dated as of September 2, 2016, is made by and among Smith Micro Software, Inc., a Delaware corporation (the “Company”), and the persons and entities listed on the schedule of investors attached hereto as Schedule I. The investors listed on Schedule I are referred to collectively herein as “Investors” and individually as an “Investor”.

RECITALS

A. On the terms and subject to the conditions set forth herein, on the date hereof each Investor is willing to purchase from the Company, and the Company is willing to sell to such Investor, a senior subordinated promissory note in the principal amount, and a warrant to purchase shares of Common Stock, $0.001 par value per share (the “Common Stock”), of the Company, each in the amount set forth opposite such Investor’s name on Schedule I hereto.

B. Capitalized terms not otherwise defined herein shall have the meanings set forth in the forms of Note and Warrant attached hereto as Exhibit A and Exhibit B, respectively.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. The Notes and Warrants.

(a) Issuance of Notes and Warrants. Subject to all of the terms and conditions hereof, the Company agrees to issue and sell to each of the Investors, and each of the Investors severally agrees to purchase, at the Closing:

(i) a senior subordinated promissory note in the form of Exhibit A hereto (each, a “Note” and, collectively, the “Notes”) in the principal amount set forth opposite the respective Investor’s name on Schedule I hereto, and

(ii) a warrant to purchase shares of Common Stock of the Company in the form of Exhibit B hereto (each, a “Warrant” and, collectively, the “Warrants”), in the amount set forth opposite the respective Investor’s name on Schedule I.

(b) The obligations of the Investors to purchase the Notes and Warrants are several and not joint. The aggregate principal amount for all Notes issued hereunder shall not exceed $4,000,000 and the aggregate amount of shares of Common Stock initially issuable upon exercise of all Warrants shall not exceed the amount set forth on Schedule I.

(c) Delivery. The sale and purchase of the Notes and Warrants shall take place at a closing (the “Closing”) to be held at such place and time as the Company and the

Investors may determine (the “Closing Date”). At the Closing, (i) the Company will deliver to each Investor an executed Note and executed Warrant to be purchased by such Investor, against receipt by the Company of the initial principal amount of each Note set forth on Schedule I (the “Purchase Price”), and (ii) the Company and each Investor will execute and deliver to each other a Registration Rights Agreement in the form of Exhibit C hereto (the “Registration Agreement”). Each of the Notes and Warrants will be registered in such Investor’s name in the Company’s records.

(d) Use of Proceeds. The proceeds of the sale and issuance of the Notes and Warrants shall be used for general corporate purposes.

(e) Payments. The Company will make all cash payments due under the Notes in immediately available funds by 1:00 p.m. Pacific time on the date such payment is due at the address for such purpose specified below each Investor’s name on Schedule I hereto, or at such other address, or in such other manner, as an Investor or other registered holder of a Note may from time to time direct in writing.

2. Representations and Warranties of the Company. The Company represents and warrants to each Investor as follows:

(a) Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect (as defined in Section 2.1(g) hereof).

(b) Corporate Power; Authority and Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement, each of the Notes and Warrants to be issued at the Closing, and the Registration Agreement (collectively, the “Transaction Documents”), and to issue and sell the Warrant Shares upon exercise of the Warrants. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. Each of the Transaction Documents constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c) Capitalization. The authorized capital stock of the Company and the shares thereof issued and outstanding were as set forth in the Commission Documents (as defined below) as of the dates reflected therein, and the issued and outstanding shares of the Company as of the Closing Date is set forth on Schedule 2.1(c) hereto.

(d) All of the issued and outstanding shares of the Common Stock have been duly and validly authorized. Except as set forth in the Commission Documents or contemplated by the Transaction Documents:

(i) no shares of Common Stock are entitled to preemptive, conversion or other rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company;

(ii) there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company;

(iii) the Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities; and

(iv) the Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company.

The Commission Documents contain true and correct copies of the Company’s Certificate of Incorporation, as amended and in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s Bylaws, as amended and in effect on the date hereof (the “Bylaws”). Except as restricted under applicable federal, state, local or foreign laws and regulations or the Transaction Documents, no written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company limits the payment of dividends on the Company’s Common Stock.

(e) Issuance of Notes and Warrants. The Notes and Warrants to be issued at the Closing, and the Warrant Shares issuable upon exercise of the Warrants, have been duly authorized by all necessary corporate action of the Company, and the Warrant Shares, when issued and paid for upon exercise of the Warrants will be validly issued and outstanding, fully paid and nonassessable.

(f) Subsidiaries. The Commission Documents set forth each Subsidiary of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of ownership of each Subsidiary if less than 100%. There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any Subsidiary for the purchase or acquisition of any shares of capital stock of any Subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock. Neither the Company nor any Subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any Subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence. Neither the Company nor any Subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any Subsidiary. For the purposes of this Agreement, “Subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interests having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries.

(g) Commission Documents, Financial Statements. Since January 1, 2015, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “Commission”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the “Commission Documents”). At the time of the respective filings, the Commission Documents filed since January 1, 2015, (1) complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents and (2) did not contain an untrue statement of a material fact of omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Documents (the “Financial Statements”) complied as of their respective filing dates as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. The Financial Statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in the Financial Statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(h) No Material Adverse Effect. Since December 31, 2015, neither the Company, nor any Subsidiary has experienced or suffered any Material Adverse Effect. For the purposes of this Agreement, “Material Adverse Effect” means any material adverse effect on the business, operations, properties, or condition (financial or other) of the Company and its Subsidiaries, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under the Transaction Documents.

(i) No Undisclosed Liabilities. To the knowledge of the Company, neither the Company nor any Subsidiary has any material liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company’s business since June 30, 2016.

(j) No Undisclosed Events or Circumstances. To the Company’s knowledge, no event or circumstance has occurred or exists with respect to the Company or any Subsidiary or their respective businesses, properties, operations or condition (financial or other), which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(k) Indebtedness. The Financial Statements set forth all outstanding secured and unsecured Indebtedness of the Company on a consolidated basis, or for which the Company or any Subsidiary have commitments as of the date of Financial Statements or any subsequent period that would require disclosure. For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any material Indebtedness.

(l) Title to Assets. Each of the Company and any Subsidiary has good and marketable title to (i) all properties and assets purportedly owned or used by them as reflected in the Financial Statements, (ii) all properties and assets necessary for the conduct of their business as currently conducted, and (iii) all of the real and personal property reflected in the Financial Statements free and clear of any Lien. All material leases are valid and subsisting and in full force and effect.

(m) Actions Pending. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company or any Subsidiary (i) which questions the validity of this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto or (ii) involving any of their respective properties or assets. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any Subsidiary or, to the knowledge of the Company, any of their respective executive officers or directors in their capacities as such.

(n) Compliance with Law. The Company and each Subsidiary have all material franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of their respective business as now being conducted by it.

(o) No Violation. The business of the Company and each Subsidiary has been conducted in material compliance with all federal, state, local or foreign governmental laws, or rules, regulations and ordinances of any of any governmental entity. The Company is not required under federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents, or issue and sell the Notes, Warrants or Warrant Shares in accordance with the terms hereof (other than (x) any consent, authorization or order that has been obtained as of the date hereof, (y) any filing or registration that has been made as of the date hereof or (z) any filings which may be required to be made by the Company with the NASDAQ Stock Market LLC (“NASDAQ”), the Commission or state securities administrators subsequent to the Closing).

(p) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated herein and therein do not and will not (i) violate any provision of the Certificate of Incorporation or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, pledge, charge or encumbrance (collectively, “Lien”) of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, provided, however, that, excluded from the foregoing in clauses (ii) and (iii) are such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

(q) Taxes. The Company and each Subsidiary, to the extent its applicable, has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the consolidated financial statements of the Company for all current taxes and other charges to which the Company or any Subsidiary, if any, is subject and which are not currently due and payable. None of the federal income tax returns of the Company have been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal, state or foreign) of any nature whatsoever, whether pending or threatened against the Company or any Subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

(r) Certain Fees. No brokers fees, finder’s fees or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement and the other Transaction Documents, except for a commission payable to Chardan Capital Markets, LLC as placement agent for the Company.

(s) Intellectual Property. Each of the Company and its Subsidiaries owns or has the lawful right to use all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations, if any, and all rights with respect to the foregoing, if any, which are material and necessary for the conduct of their respective business as now conducted without any conflict with the rights of others.

(t) Books and Records; Internal Accounting Controls. The books and records of the Company and each Subsidiary accurately reflect in all material respects the information relating to the business of the Company and the Subsidiaries. The Company and each Subsidiary maintains a system of internal accounting controls sufficient, in the judgment of the Company, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, and (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP.

(u) Material Agreements. Any and all written or oral contracts, instruments, agreements, commitments, obligations, plans or arrangements, the Company and each Subsidiary is a party to, that a copy of which would be required to be filed with the Commission as an exhibit to a registration statement on Form S-1 (collectively, the “Material Agreements”) if the Company or any Subsidiary were registering securities under the Securities Act have previously been publicly filed with the Commission in the Commission Documents. Each of the Company and the Subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and are not in default under any Material Agreement now in effect.

(v) Transactions with Affiliates. Except as contemplated in the Transaction Documents or as set forth in the Financial Statements or the Commission Documents, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (i) the Company or any Subsidiary on the one hand, and (ii) on the other hand, any officer, employee, consultant or director of the Company, or any of its Subsidiaries, or any person owning any capital stock of the Company or any Subsidiary or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder.

(w) Securities Act of 1933. Assuming the accuracy of the representations of the Investors set forth in Section 3 hereof, the Company has complied with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Notes, Warrants and Warrant Shares hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Notes, Warrants or Warrant Shares or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Notes, Warrants or Warrant Shares in violation of the registration provisions of the Securities Act or applicable state securities laws, and neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of Notes, Warrants or Warrant Shares.

(x) Bad Actor Matters. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable. As used herein, a “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any person listed in the first paragraph of Rule 506(d)(1).

(y) Governmental Approvals. Except for any filings required by the NASDAQ or the filing of any notice prior or subsequent to the Closing Date that may be required under applicable state and/or federal securities laws (which if required, shall be filed on a timely basis), including the filing of a Form D and a registration statement or statements pursuant to the Registration Agreement, no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the Notes, Warrants or Warrant Shares, or for the performance by the Company of its obligations under any of the Transaction Documents.

(z) Employees. Neither the Company nor any Subsidiary has any collective bargaining arrangements covering any of its employees. Since December 31, 2015, no executive officer of the Company has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment with the Company or any Subsidiary, except as set forth in the Commission Documents.

(aa) Investment Company Act. The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Notes and Warrants, will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(bb) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Notes, Warrants or Warrant Shares pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Notes, Warrants and Warrant Shares pursuant to Rule 506 under the Securities Act, nor will the Company or any of its affiliates take any action or steps that would cause the offering of the Notes, Warrants or Warrant Shares to be integrated with other offerings.

(cc) Sarbanes-Oxley Act. The Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereunder, that are effective and for which compliance by the Company is required as of the date hereof.

3. Representations and Warranties of the Investors. Each Investor represents and warrants to the Company, solely with respect to itself and not with respect to any other Investor:

(a) Organization and Good Standing of the Investors. If the Investor is an entity, such Investor is a corporation, partnership or limited liability company duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b) Authorization and Power. Each Investor has the requisite power and authority to enter into and perform this Agreement and each of the other Transaction Documents to which such Investor is a party and to purchase the Notes and Warrants being sold to it hereunder. The execution, delivery and performance of this Agreement and each of the other Transaction Documents to which such Investor is a party by such Investor and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate, partnership or limited liability company action, and no further consent or authorization of such Investor or its Board of Directors, stockholders, partners, members, or managers, as the case may be, is required. This Agreement and each of the other Transaction Documents to which such Investor is a party has been duly authorized, executed and delivered by such Investor and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Investor enforceable against such Investor in accordance with the terms hereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c) No Conflicts. The execution, delivery and performance of this Agreement and each of the other Transaction Documents to which such Investor is a party and the consummation by such Investor of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) if such Investor is an entity, result in a violation of such Investor’s charter documents, bylaws, operating agreement, partnership agreement or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Investor is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Investor or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Investor). Such Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or any other Transaction Document to which such Investor is a party or to purchase the Notes and Warrants in accordance with the terms hereof, provided, that for purposes of the representation made in this sentence, such Investor is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d) Status of Investors. Each Investor is an “accredited investor” as defined in Regulation D under the Securities Act. Such Investor is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Investor is not a broker-dealer, nor an affiliate of a broker-dealer.

(e) Acquisition for Investment. Each Investor is acquiring the Notes, Warrants and, upon exercise of the Warrants, the Warrant Shares, solely for its own account for the purpose of investment and not with a view to or for sale in connection with a distribution. The Investor does not have a present intention to sell any of the Notes, Warrants or Warrant Shares, nor a present arrangement (whether or not legally binding) or intention to effect any distribution thereof to or through any person or entity; provided, however, that by making the representations herein, such Investor does not agree to hold the Notes, Warrants or Warrant Shares for any minimum or other specific term and reserves the right to dispose of the Notes, Warrants and Warrant Shares at any time in accordance with federal and state securities laws applicable to such disposition. Each Investor acknowledges that it is able to bear the financial risks associated with an investment in the Notes, Warrants and Warrant Shares and that it has been given full access to such records of the Company and to the officers of the Company and received such information as it has deemed necessary or appropriate to conduct its due diligence investigation and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company.

(f) Opportunities for Additional Information. Each Investor acknowledges that such Investor has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company.

(g) No General Solicitation. Each Investor acknowledges that the Notes, Warrants and Warrant Shares were not offered to such Investor by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Investor was invited by any of the foregoing means of communications.

(h) Rule 144. Such Investor understands that the Notes, Warrants and Warrant Shares must be held indefinitely unless such instruments are registered for resale under the Securities Act or an exemption from registration is available. Such Investor acknowledges that it is familiar with Rule 144 of the rules and regulations of the Commission promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances. Such Investor understands that to the extent that Rule 144 is not available, such Investor will be unable to sell any of the Notes, Warrants or Warrant Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

(i) General. Such Investor understands that the Notes, Warrants and Warrant Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the applicability of such exemptions and the suitability of such Investor to acquire the Notes, Warrants and Warrant Shares.

(j) Independent Investment. Except as may be disclosed in any filings with the Commission by the Investors under Section 13 and/or Section 16 of the Exchange Act, no Investor has agreed to act with any other Investor for the purpose of acquiring, holding, voting or disposing of the Notes, Warrants or Warrant Shares purchased hereunder for purposes of Section 13(d) under the Exchange Act, and each Investor is acting independently with respect to its investment in the Notes, Warrants and Warrant Shares.

(k) Brokers. Except for a commission payable to Chardan Capital Markets LLC as placement agent for the Company, no Investor has any knowledge of any brokerage or finder’s fees or commissions that are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person or entity with respect to the transactions contemplated by this Agreement.

(l) Confidential Information. Each Investor, other than William W. Smith, Jr., agrees that such Investor and its employees, agents and representatives will keep confidential and will not disclose, divulge or use (other than for purposes of monitoring its investment in the Company) any confidential information which such Investor may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Investor pursuant to this Agreement, unless such information is known to the public through no fault of such Investor or his or its employees or representatives; provided, however, that an Investor may disclose such information (i) to its attorneys, accountants and other professionals in connection with their representation of such Investor in connection with such Investor’s investment in the Company, (ii) to any prospective permitted transferee of the Notes, Warrants or Warrant Shares, so long as the prospective transferee agrees to be bound by the provisions of this Section 3(l), or (iii) to any general partner or affiliate of such Investor.

4. Covenants. The Company covenants with each Investor as follows, which covenants are for the benefit of the Investors and their permitted assignees.

(a) Securities Compliance. The Company shall notify the Commission in accordance with its rules and regulations of the transactions contemplated by the Transaction Documents, including filing a Form D with respect to the Shares as required under Regulation D and applicable “blue sky” laws, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Notes, Warrants and Warrant Shares to the Investors or subsequent holders.

(b) Compliance with Laws. The Company shall comply, and cause each Subsidiary to comply in all material respects, with all applicable laws, rules, regulations and orders.

(c) Reporting Status. So long as an Investor beneficially owns any of the Warrants or Warrant Shares, the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act as if it was required to do so, and the Company shall not cease to file reports under the Exchange Act.

(d) Disclosure of Transaction. The Company shall issue a press release describing the material terms of the transactions contemplated hereby (the “Press Release”) as soon as practicable after the Closing. The Company shall also file with the Commission a Form 8-K describing the material terms of the transactions contemplated hereby (and attaching as exhibits thereto the forms of the Transaction Documents without identifying the Investors, unless an Investor gives its consent to being identified or as otherwise required by law or applicable regulation) within four business days following the Closing Date.

(e) Disclosure of Material Information. The Company covenants and agrees that neither it nor any other person acting on its or their behalf has provided or, from and after the filing of the Press Release, will provide any Investor (other than an Investor which is an officer or director of the Company) or its agents or counsel with any information that the Company believes constitutes material non-public information (other than with respect to the transactions contemplated by this Agreement), unless prior thereto such Investor shall have executed a specific written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Investor shall be relying on the foregoing covenants in effecting transactions in securities of the Company. At the time of the filing of the Press Release, no Investor (other than an Investor which is an officer or director of the Company) shall be in possession of any material, nonpublic information received from the Company, any of its subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the Press Release. The Company shall not disclose the identity of any Investor in any filing with the Commission except as required by the rules and regulations of the Commission thereunder.

(f) No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the securities being offered or sold hereunder) under circumstances that would require registration of the securities being offered or sold hereunder under the Securities Act.

(g) Limited Ownership. The purchase of the Warrant Shares issuable to each Investor upon exercise of the Warrants will not result in such Investor (individually or together with any other person or entity with whom such Investor has identified, or will have identified, itself as part of a “group” in a public filing made with the Commission involving the Company’s securities) acquiring, or obtaining the right to acquire, in excess of 9.99% of the outstanding shares of Common Stock or voting power of the Company on a post-transaction basis that assumes that the Closing shall have occurred. Such Investor does not presently intend to, along or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other persons or entities have) acquired, or obtained the right to acquire, as a result of the Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 9.99% of the outstanding shares of Common Stock or the voting power of the Company on a post-transaction basis that assumes that the Closing shall have occurred.

5. Conditions to Closing.

(a) Conditions Precedent to the Obligation of the Company. The obligation hereunder of the Company to issue and sell the Notes and Warrants to the Investors is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(i) Accuracy of Each Investor’s Representations and Warranties. Each of the representations and warranties of each Investor in this Agreement and the other Transaction Documents that are qualified by materiality or by reference to any Material Adverse Effect shall be true and correct in all respects, and all other representations and warranties shall be true and correct in all material respects, as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all respects as of such date.

(ii) Performance by the Investors. Each Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Investor at or prior to the Closing.

(iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(iv) Delivery of Purchase Price. The Purchase Price for each of the Investors shall have been delivered to the Company pursuant to wire instructions provided by the Company to each Investor.

(v) Delivery of Transaction Documents. The Transaction Documents to which the Investors are parties shall have been duly executed and delivered by each Investor to the Company.

(b) Conditions Precedent to the Obligation of the Investors. The obligation hereunder of each Investor to acquire and pay for the Notes and Warrants is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for each Investor’s sole benefit and may be waived by any Investor (only for itself) at any time in its sole discretion.

(i) Accuracy of the Company’s Representations and Warranties. Each of the representations and warranties of the Company in this Agreement and the other Transaction Documents that are qualified by materiality or by reference to any Material Adverse Effect shall be true and correct in all respects, and all other representations and warranties shall be true and correct in all material respects, as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all respects as of such date.

(ii) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

(iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(iv) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(v) Notes and Warrants. At each Closing, the Company shall deliver to the Investors originally executed Notes and Warrants being acquired by such Investor at the Closing to such address set forth next to each Investor’s name on the signature pages hereto.

(vi) Secretary’s Certificate. The Secretary of the Company shall have delivered to the Investors at the Closing a certificate certifying as to the accuracy of (i) the Certificate, (ii) the Bylaws, and (iii) resolutions of the Board approving the Transaction Documents and the transactions contemplated thereunder.

6. Miscellaneous.

(a) Fees and Expenses. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement and the other Transaction Documents, except that the Company shall (i) reimburse Unterberg Koller Capital Fund, L.P. for its reasonably incurred, documented legal fees and expenses incurred in connection with the negotiation and execution of this Agreement and the Transaction Documents, not to exceed $30,000, and (ii) shall pay a commitment fee to each Investor or its designee equal to 2% of the Purchase Price funded by such Investor.

(b) Specific Enforcement; Consent to Jurisdiction.

(i) The Company and the Investors acknowledge and agree that irreparable damage may occur in the event that any of the provisions of this Agreement or the other Transaction Documents are not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties may be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(ii) Each of the Company and the Investors (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Investors consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 6(b) shall affect or limit any right to serve process in any other manner permitted by law. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

(c) Entire Agreement; Amendment. This Agreement and the other Transaction Documents contains the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Transaction Documents, neither the Company nor any of the Investors makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement nor any of the Transaction Documents may be waived or amended other than by a written instrument signed by the Company and each Investor, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents.

(d) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via electronic mail (“Email”) at the Email address set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via Email at the Email address set forth on the signature pages attached hereto on a day that is not a business day or later than 5:30 p.m. (New York City time) on any business day, (c) the second (2nd) business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

(e) Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

(f) Headings. The section headings contained in this Agreement (including, without limitation, section headings and headings in the exhibits and schedules) are inserted for reference purposes only and shall not affect in any way the meaning, construction or interpretation of this Agreement. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate. References to the singular shall include the plural and vice versa.

(g) Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Investors, as applicable, provided, however, that, subject to federal and state securities laws and as otherwise provided in the Transaction Documents, an Investor may assign its rights and delegate its duties hereunder in whole or in part (i) to a third party acquiring all or substantially all of its shares of Common Stock in a private transaction or (ii) to an affiliate, in each case, without the prior written consent of the Company or the other Investors, after notice duly given by such Investor to the Company provided, that no such assignment or obligation shall affect the obligations of such Investor hereunder and that such assignee agrees in writing to be bound, with respect to the transferred securities, by the provisions hereof that apply to the Investors. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

(j) Survival. The representations and warranties of the Company and the Investors shall survive the execution and delivery hereof and the Closing hereunder for a period of one (1) year following the Closing Date.

(k) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(l) Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Investors without the consent of the Investors unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

(m) Severability. The provisions of this Agreement and the Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement or the Transaction Documents shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the Transaction Documents and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

(n) Further Assurances. From and after the date of this Agreement, upon the request of any Investor or the Company, each of the Company and the Investors shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of the Transaction Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Note and Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:			Address for Notice:
SMITH MICRO SOFTWARE, INC.			Smith Micro Software, Inc. 51 Columbia Aliso Viejo, CA 92656 Attention: Chief Financial Officer Telephone No.: (949) 362-5800 Email: syasbek@smithmicro.com
By:	Steven M. Yasbek
	Name:	Steven M. Yasbek
	Title:	Chief Financial Officer

With a copy to (which shall not constitute notice):

Loeb & Loeb LLP
10100 Santa Monica Boulevard, Suite 2200
Los Angeles, CA 90067
Attention: Allen Z. Sussman, Esq.
Telephone No.: (310) 282-2375
Email: asussman@loeb.com

[SIGNATURE PAGE FOR NOTE AND WARRANT PURCHASE AGREEMENT]

[INVESTOR SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Note and Warrant Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:	/s/

Signature of Authorized Signatory of Investor:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Investor:

Subscription Amount: $2,000,000

Investor’s Tax I.D. or Social Security Number:

[SIGNATURE PAGE FOR NOTE AND WARRANT PURCHASE AGREEMENT]

SCHEDULE I

SCHEDULE OF INVESTORS

Name and Address	Note Investment	Warrants
Unterberg Koller Capital Fund, L.P. 445 Park Ave, Room 901 New York, NY 10022 Attention: Thomas I. Unterberg Telephone No.: 212-745-1138 Email: tunterberg@unterberg.com	$2,000,000	850,000

William W. Smith, Jr. and Dieva L. Smith, JT/WROS 51 Columbia Aliso Viejo, CA 92656 Telephone No.: 949-533-1890 Email: bsmith@smithmicro.com	$2,000,000	850,000

TOTAL	$4,000,000	1,700,000

SCHEDULE 2.1(c)

Capitalization as of the Closing Date

Authorized capital stock of the Company as of the Closing Date: 100,000,000 shares of common stock, 5,000,000 shares of preferred stock

Issued and outstanding shares as of the Closing Date: 12,323,355 shares of common stock

Stock options outstanding as of the Closing Date: 358,542 shares, of which 289,744 are exercisable

Exhibit A

SENIOR SUBORDINATED PROMISSORY NOTE

Exhibit B

WARRANT TO PURCHASE COMMON STOCK

Exhibit C

REGISTRATION RIGHTS AGREEMENT